                           ASSIGNMENT AND ASSUMPTION

                 WHEREAS, PAUL SUTTON, residing at 32 Rose Avenue, South Woodford, London E18, England ("Sutton") has the right to purchase 4,250,000 shares of the common stock of ROCKY MOUNT UNDERGARMENT CO., INC., a Delaware corporation ("Rocky Mount" or the "Company") (the "Sutton Stock"), pursuant to that certain STOCK PURCHASE AGREEMENT dated as of the 19th day of January, 1995 (the "Agreement") between Rocky Mount and Sutton; and

                 WHEREAS, Sutton has at all times during the course of dealings with respect to the Sutton Stock, been acting on behalf of, and as an agent for, LMA Ltd., a corporation organized under the laws of the Isle of Man, whose address is:
       LMA Ltd., Ballarose, Hillbury Green, Douglas, Isle of Man, British Isies IM26DE.

                 NOW, THEREFORE, Sutton does hereby assign, convey and transfer to LMA Ltd., all of his rights and privileges under the Agreement, and LMA Ltd. does accept such assignment and agree to undertake all of Sutton's obligations with respect thereto as set forth in the Agreement, except that the right to receive 200,000 shares of the Sutton Stock is assigned to Lynda Rose McQueen.

                 There shall be no release of Sutton with respect to any of his obligations under the Agreement, including specifically those obligations under the Securities Act of 1933, as amended, contained in Paragraph 9 of the Agreement.

                   LMA Ltd. and Lynda Rose McQueen each acknowledge that the Sutton Stock has not and will not, at the time of acquisition by Sutton, be registered under the Securities Act of 1933 (the "Securities Act"), that LMA Ltd. and Lynda Rose McQueen each are required to acquire the Sutton Stock for investment without any view to the distribution thereof, and that the Sutton Stock must be held by LMA Ltd. and Lynda Rose McQueen unless the Sutton Stock is subsequently registered under the Securities Act or unless an exemption from such registration is available, including an exemption under Rule 144 promulgated under the Securities Act.

                  IN WITNESS WHEREOF, Sutton has executed and delivered this Assignment and each of LMA Ltd. and Lynda Rose McQueen have accepted this Assignment and assumed the obligations specified therein, all as of this 24th day of January, 1995.


                                        /s/ PAUL SUTTON
                                        -------------------------------------
                                        PAUL SUTTON

                                        Assignment agreed to and accepted:

                                        LMA Ltd.

                                         By: --------------------------------
                                       Name:
                                      Title:

                                        /s/ LYNDA ROSE McQUEEN
                                        -------------------------------------
                                        LYNDA ROSE McQUEEN




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


          Assignment consented to:

          ROCKY MOUNT UNDERGARMENT CO., INC.

          By: /s/ JOSEPH PASCAL
              --------------------------------
              Name:  Joseph Pascal
              Title: Vice-President



           STATE OF New York  )
                      Nassau  ) ss.:
          COUNTY OF New York  )

               On the 10th day of February, 1995, before me came Paul Sutton, who, being by me duly sworn, did depose and say that he resides at 32 Rose Avenue, South Woodford, London E18, England to me known and known to me to be the individual mentioned and he acknowledged to me that he executed the within instrument.


                                                    STUART THALBLUM
                                            ----------------------------------
                                                     Notary Public

                                                    STUART THALBLUM
                                            Notary Public, State of New York
          STATE OF NEW YORK )                        No. 41-4789938
                            )ss.:             Qualified in Queens County
          COUNTY OF NASSAU  )               Commission Expires June 30, 1995

        On this 10th day of February, 1995, before me personally came Paul Sutton, who, being by me duly sworn, did depose and say that he has offices at Ballarose, Hillbury Green, Douglas, Isle of Man British Isles; that he is the Asett of LMA Ltd., a corporation organized under the laws of the Isle of Man; and that he executed this instrument and signed his name thereto on behalf of said corporation in the capacity therein stated, pursuant to the order of the Board of Directors of such corporation.


                                                     STUART THALBLUM
                                            ----------------------------------
                                                       Notary Public

                                                    STUART THALBLUM
                                            Notary Public, State of New York
                                                   No. 41-4789938
                                             Qualified in Queens County
                                           Commission Expires June 30, 1995







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